PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT
PROPERTY AND EQUIPMENT

NOTE 10. PROPERTY AND EQUIPMENT

The principal components of property and equipment are shown in the table below:

	December 31,
	2011	2010
Land	$350	$352
Buildings and improvements	4,102	3,984
Construction in progress	236	205
Equipment	3,048	2,863
	7,736	7,404
Accumulated depreciation and amortization	(3,386)	(3,100)
Net property and equipment	$4,350	$4,304

Property and equipment is stated at cost, less accumulated depreciation and amortization and impairment write-downs related to assets held and used. At December 31, 2011 and 2010, we had $109 million and $91 million, respectively, of property and equipment purchases accrued for items received but not yet paid. Of these amounts, $104 million and $87 million, respectively, were included in accounts payable.